Exhibit 10.10

www.nedakethanol.com
Jerome Fagerland -General Manager

PURCHASE LETTER

June 19, 2007

City of Atkinson
Atkinson, NE

$6,864,000	$4,317,965
THE CITY OF ATKINSON	THE CITY OF ATKINSON
TAXABLE TAX INCREMENT REVENUE NOTE	TAXABLE TAX INCREMENT REVENUE NOTE
(NEDAK ETHANOL, LLC PROJECT)	(NEDAK ETHANOL, LLC PROJECT)
SERIES 2007A	SERIES 2007B

Ladies and Gentlemen:

The undersigned agrees to purchase the Series 2007A and the Series 2007B Note issued by the City of Atkinson, Nebraska (the “Issuer”), as specified on the attached Schedule I (the “Note”) and for consideration received, the undersigned (the “Purchaser”) hereby certifies as follows:

1. The Purchaser has based its decision to invest in the Note solely on its own review and negotiation of the documents providing for the issuance of the Note (the “Transaction Documents”) and its own investigation, discussion, review, underwriting credit analysis and related undertakings with respect to the Project.

2. It is understood that the Purchaser has undertaken to verify the accuracy, completeness and truth of any statements made concerning the transaction reflected in the Transaction Documents, including information regarding the business and financial condition of NEDAK Ethanol, LLC (“Company”) and the Project, and including, but not limited to, the circumstances under which the Note may be redeemed or defeased prior to its maturity, in whole or in part, and any credit and reinvestment risks associated with redemption or defeasing the Note, underwriting and analyzing the credit of the Project, the Company and the credit risks associated with the sources of payments made on, or with respect to, the Note. The Purchaser has conducted its own investigation of the transaction reflected in the Transaction Documents, including information regarding the business and financial condition of the Company.

3. The Purchaser has met with the Company and/or its designated representatives and has been afforded the opportunity to ask such questions of them as the Purchaser has deemed necessary in making its investment decisions, including, but not limited to, the circumstances under which the Note may be redeemed or defeased, in whole or in part, prior to its maturity, and the credit and reinvestment risks associated with redemption or defeasance of the Note.

4. The Purchaser is familiar with the condition, financial and otherwise, of the Company, and the Company has made available to the Purchaser the opportunity to request and obtain all of the information referred to in the Transaction Documents to evaluate the merits and risks of an investment in the Note.

5. The Purchaser has been offered copies of, or full access to, each of the Transaction Documents and all documents relating to the terms and conditions of the offering and the issuance of the Note (including, but not limited to, information regarding payment, redemption, defeasance and security with respect to the Note, and all records, reports, financial statements and other information concerning the Project, the Company and any third parties which is or may be pertinent to the source of payment redemption, defeasance and security for the Note) which, as a sophisticated and reasonable investor, the Purchaser has requested and to which, as a sophisticated and reasonable investor, the Purchaser would attach significance in making investment decisions.

6. The Purchaser is either a) a body politic and corporate and a political subdivision of the State of Nebraska, or b) a financial institution or other “accredited investor” as defined in Rule 501 of Regulation D of the United States Securities and Exchange Commission and Section 8-1111(8) of the Securities Act of Nebraska. If the Purchaser is an individual, the Purchaser is an individual or married couple with a net worth in excess of $1 million, or an individual with an income greater than $200,000 or a married couple with a combined income greater than $300,000 for each of the past two years and with a reasonable expectation of reaching the same income level in the current year, or an entity in which all of the owners are accredited investors. The Purchaser can bear the economic risk of its investment in Note and has such knowledge and experience in business and financial matters, including purchase and ownership of municipal and other obligations, and the analysis of purchasing similar speculative, unrated, real-estate secured investments, as to be capable of evaluating the merits and risks of the investment represented by its investment in the Note and is aware of the intended use of the proceeds of the Note and the risks involved therein.

7. The undersigned is a resident of the State of Nebraska, or, if an entity is organized in and has its principal place of business in the State of Nebraska, and understands that under no circumstances may the undersigned transfer the Note to any person or entity that is not a resident of the State of Nebraska for a period of nine months from the date of the last sale in the offering of Note pursuant to which the undersigned purchased the Note subscribed for herein. The undersigned understands that a legend may be placed on the Note stating that the Note have not been registered under the Securities Act of 1933 and setting forth the limitations on resale set forth in this paragraph.

8. The Purchaser is duly and legally authorized to purchase obligations such as the Note and its investment in the Note is a lawful investment for it under all applicable laws.

9. The Series B Note has been purchased for the account of the Purchaser for its own investment with its own unencumbered funds. The Purchaser has not borrowed funds or pledged any collateral (including, but not limited to, the Series B Note) in connection with its purchase of the Series B Note, and the Purchaser has not undertaken, has not agreed to undertake and neither does the Purchaser have the intention of undertaking, any distribution, securitization, hypothecation transfer, resale, pledge, collateralization or any other encumbrance on or disposal of the Series B Note (or any portion thereof or interest therein) (any such action (whether before or after the purchase of the Series B Note by the Purchaser) constituting a “Transfer of Series B Note Interest”). The Purchaser holds, and intends to hold, the Series B Note for its own account and for an indefinite period of time and does not intend to take any action which could constitute a Transfer of Series B Note Interest. The Purchaser understands that any Transfer of Series B Note Interest is restricted pursuant to the terms of this Purchase Letter. The

Purchaser is not acting as an “underwriter” within the meaning of that term under federal or Nebraska state laws.

10. The Purchaser acknowledges and represents that it has been advised that the Note are not registered under the Securities Act of 1933, as amended (the “1933 Act”), or any federal or state securities agency or commission, and that the Company is not presently required to register under Section 12 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”) and that no trading market now exists for the Note. The Purchaser realizes that if the Purchaser undertakes any Transfer of Note Interest, there may not be available current business and financial information about the Company or the Project. The Purchaser understands that any Transfer of Note Interest is restricted pursuant to the terms of this Purchase Letter, including, but not limited to, the requirement that prior to the date on which any such Transfer of Note Interest is to be completed, the transferee sign a Purchase Letter substantially identical to this Purchase Letter and otherwise in form satisfactory to the Issuer and Paying Agent, and each of the conditions in paragraph 11 below shall have been satisfied. Accordingly, the Purchaser understands that it may need to bear the risks of investment in the Note for an indefinite period of time since any Transfer of Note Interest prior to the maturity of the Note may not be possible or may be at a price below that which the Purchaser is paying for the Note.

11. The Purchaser acknowledges the information provided by the Company may contain forward looking statements. These forward looking statements, which in any event are not statements made by, or on behalf of, the Issuer, may involve risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward looking statements.

12. The Purchaser will not undertake any Transfer of Note, except:

(a) in full good-faith compliance with all applicable state and federal securities and banking laws;

(b) with full and accurate disclosure of all material facts to the prospective purchaser(s) or transferee(s) to whom the Transfer of Note is being made by the Purchaser (each, a “Transferee”);

(c) either under effective federal and state registration  statements (which the Issuer shall not in any way be obligated to  provide) or pursuant to exemptions from such registrations (as  reflected in an opinion of nationally recognized securities counsel  acceptable to the Issuer);

(d) only in authorized denominations (as defined in the Purchase Letter);

(e) to a Transferee delivering a purchase letter substantially identical to this Purchase Letter and otherwise in form and substance satisfactory to the Issuer;

(f) upon delivery to the Issuer of a certificate in form and  substance satisfactory to the Issuer from the Purchaser, in its  capacity as transferor, to the effect that, after due inquiry, the  Purchaser, in its capacity as transferor, has reason to believe that  the representations of the Transferee set forth in its Purchase Letter  are accurate and, in its capacity as transferor, the Purchaser has  disclosed to the Transferee such information and risks concerning the  Note and related security as a reasonable investor would consider material.

13. The Purchaser acknowledges that stop transfer notations may be made on the Note or any other documents evidencing ownership of the Note to the effect that the Note have not been registered under the Securities Act of 1933 or the applicable state “Blue Sky” laws and that no Transfer of Note Interest may be undertaken unless the Note are registered thereunder or such Transfer of Note Interest is pursuant to an exemption from such registration (as reflected in an opinion of nationally recognized securities counsel acceptable to the Issuer) and otherwise in accordance with this Purchase Letter.

14. The Purchaser understands that any liability of the Issuer to the Purchaser is limited to the Issuer’s interest in the Redevelopment Contract and any security with respect thereto delivered by, or on behalf of, the Company and the Purchaser shall look exclusively thereto for payment on the Note and that no recourse for the payment of any part of the principal of, premium, if any, or interest on the Note or for the satisfaction of any liability arising from, founded upon or existing by reason of the issuance, purchase or ownership of the Note shall be had against the Issuer or any officer, director, member, agent or employee of the Issuer or the City of Atkinson, as such, all such liability being hereby expressly released and waived as a condition of and as a part of the consideration for the issuance of the Note.

15. The Purchaser understands that (a) the Note is not secured by any obligation or pledge of any moneys received or to be received from taxation or from the Issuer or the City of Atkinson or any political subdivision or taxing authority thereof, (b) the Note will never represent or constitute a general obligation, debt, Noted indebtedness or pecuniary obligation of the Issuer, the City of Atkinson or any political subdivision thereof, (c) no right will exist to have taxes levied by the Issuer or the City of Atkinson or any political subdivision thereof for the payment of principal of, premium, if any, or interest on the Note, and (d) the Note is a limited obligation of the Issuer, payable solely out of and secured by income and revenues related to the Project, as pledged pursuant to the Redevelopment Contract.

16. The Purchaser understands that the Note and interest on the Note is not exempt from taxation for purposes of federal and Nebraska State taxation.

 Very truly yours,

 By: /s/ Jerome Fagerland
 Purchaser

Received and Acknowledged by:
THE CITY OF ATKINSON

/s/ Sharon Wenner
Mayor

ATTEST:

/s/ Nancy Kopejtka
Clerk

Schedule I

Registered		Registered
No. 1		$6,864,000
	UNITED STATES OF AMERICA STATE OF NEBRASKA CITY OF ATKINSON TAXABLE TAX INCREMENT REVENUE NOTE (NEDAK ETHANOL, LLC PROJECT) SERIES 2007A

Maturity Date	Interest Rate	Original Issuance Date

December 1, 2021	12%, subject to reset as described below	June 19, 2007

REGISTERED HOLDER:	NEDAK Ethanol, LLC

PRINCIPAL AMOUNT:	SIX MILLION EIGHT HUNDRED SIXTY FOUR THOUSAND AND NO/100 DOLLARS

THE CITY OF ATKINSON, NEBRASKA (the “Issuer”), a body politic and corporate and City of the second class organized and existing under and by virtue of the laws of the State of Nebraska, for value received hereby promises to pay, solely from the source and as hereinafter provided, to the Registered Holder identified above, or registered assigns, the Principal Amount identified above at the office of the City Treasurer of the City of Atkinson, Nebraska, as Paying Agent and Registrar, and in like manner to pay solely from said source interest on said principal sum at the Interest Rate identified above from the Original Issuance Date identified above or from the most recent date to which interest has been paid.  Interest shall be computed on the basis of a 360 day year consisting of twelve 30-day months, payable on each June 1 and December 1 beginning on December 1, 2007.  Except with respect to interest not punctually paid, the principal and interest on this Note will be paid by check or draft mailed to the Registered Holder in whose name this Note is registered at the close of business on the fifteenth calendar day (whether or not a Business Day, as defined in the Resolution hereinafter referred to) next preceding the applicable interest payment date at his address as it appears on such note registration books.  The principal of this Note and the interest payment date at his address as it appears on such note registration books.  The principal of this Note and the interest hereon are payable in any coin or currency of the United States of America which on the respective dates of payment is legal tender for the payment of public and private debts.

This Note is one of a series designated The City of Atkinson, Nebraska Taxable Tax Increment Revenue Note (NEDAK Ethanol, LLC Project), Series 2007A, aggregating Six Million Eight Hundred Sixty-Four Thousand and no/100 Dollars ($6,864,000.00) in principal amount which have been issued pursuant to the Section 12 of Article VIII of the Nebraska Constitution and Sections18-2101 through 18-2154 of the Reissue Revised Statutes of Nebraska, as amended and supplemented (the “Act”) and under and pursuant to a Resolution adopted by the

Members of the Issuer (the “Resolution”), to aid in the financing of a redevelopment project pursuant to the Act.  This Note does not represent a debt or pledge of the faith or credit of the Issuer, or grant to the Registered Holder of this Note any right to have the Issuer, or the City of Atkinson, Nebraska, levy any taxes or appropriate any funds for the payment of the principal hereof or the interest hereon nor is this Note a general obligation of the Issuer, or the individual officials, officers or agents thereof.  This Note is payable solely and only out of the tax increment revenues, generated by the Project (as defined in the Resolution), and from other sources as provided in the Resolution, including but not limited to any PILOT payments or liquidated damages amounts received.  All such revenue has been duly pledged for that purpose.

The Loan Interest Rate shall reset on June 1, 2012 (“First Reset Date”) and June 1, 2017 (“Second Reset Date”).  The interest rate on the First Reset Date shall be equal to the 5-year U.S. Treasury Constant Maturity Index (average for the prior month) plus 475 basis points for the applicable five-year period.  The interest rate on the Second Reset Date shall be equal to the five-year U.S. Treasury Constant Maturity Index (average for the prior month) plus 475 basis points for the remainder of the Loan.

THIS NOTE AND THE INTEREST HEREON DOES NOT NOW AND SHALL NEVER CONSTITUTE AN INDEBTEDNESS OF THE COMMUNITY DEVELOPMENT AGENCY OR THE CITY OF ATKINSON, NEBRASKA, WITHIN THE MEANING OF ANY STATE CONSTITUTIONAL PROVISION OR STATUTORY LIMITATION, NOR SHALL THIS NOTE AND THE INTEREST HEREON EVER GIVE RISE TO ANY PECUNIARY LIABILITY OF THE COMMUNITY DEVELOPMENT AGENCY OR THE CITY OF ATKINSON, NEBRASKA, A CHARGE AGAINST ITS GENERAL CCREDIT OR TAXING POWERS.

THIS NOTE IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE APPLICABLE SECURITIES LAWS OF ANY STATE.  HOLDER MAY NOT SELL OR ASSIGN THIS NOTE OR ANY INTEREST IN THIS NOTE WITHOUT REGISTRATION OR ANY AVAILABLE EXEMPTION THEREFROM.  THE ISSUER IS NOT OBLIGATED TO ISSUE THE NOTE AT ANY TIME UNDER THE SECURITIES ACT OF 1933 OR THE APPLICABLE SECURITIES LAWS OF ANY STATE.

No recourse shall be had for the payment of the principal of or interest on this Note, or for any claim based hereon or upon any obligation, covenant or agreement contained in Resolution or the Redevelopment Contract (as defined in the Resolution) against any past, present or future employee, member or elected official of the Issuer, or any incorporator, officer, director, member or trustee of any successor corporation, as such, either directly or through the Issuer or any successor corporation, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such incorporator, officer, director or member as such is hereby expressly waived and released as a condition of and in consideration of the issuance of this Note.

It is hereby certified and recited and the Mayor and City Council of the Issuer have found:  that the Project is an eligible “redevelopment project” as defined in the Act; that the issuance of this Note and the construction of the Project will promote the public welfare and carry out the purposes of the Act by, among other things, contributing to the development of a blighted and substandard area of the City of Atkinson, Nebraska, pursuant to a Redevelopment Plan adopted by the City; that all acts, conditions and things required to be done  precedent to and in the issuance of this Note have been properly done, have happened and have been performed in regular and due time, form and manner as required by law; and, that this Note does not constitute a debt of the Issuer within the meaning of any constitutional or statutory limitations.

This Note is transferable, as provided in the Resolution, only upon the books of the Issuer kept for that purpose at the office of the Registrar by the Registered Holder hereof in person, or by his duly authorized attorney, upon surrender of this Note together with a written instrument of transfer satisfactory to the Registrar duly executed by the Registered Holder or his duly authorized attorney, together with a Purchase Letter, as provided in the Resolution, and thereupon a new registered Note or Note in the same aggregate principal amounts shall be issued to the transferee in exchange therefor as provided in the Resolution, and upon payment of the charges therein prescribed.  The Issuer and the Paying Agency may deem and treat the person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and interest due hereon and for all other purposes.

The Note is issuable in the form of registered Note without coupons.  Subject to such conditions and upon the payment of such charges provided in the Resolution, the owner of any registered Note or Note may surrender the same (together with a written instrument of transfer satisfactory to the Note Registrar duly executed by the registered owner or his duly authorized attorney), in exchange for an equal aggregate principal amount of registered Note of any other authorized denominations.

The Note are redeemable at the option of the Issuer at any time, in whole or in part, upon notice mailed to the owner of each Note not less than 30 days prior to the date fixed for redemption, as provided in the Resolution, at a redemption price equal to par plus accrued interest to the redemption date.  If less than all of the Note is to be redeemed, the particular Note to be redeemed shall be selected by the Issuer.

The Note maturing December 1, 2024, is subject to mandatory sinking fund redemption, at a redemption price of par plus interest accrued to the redemption date, on the following dates in the following amounts:

Date	Principal Amount
6/1/2009	$139,000
12/1/2009	146,000
6/1/2010	153,000
12/1/2010	160,000
6/1/2011	168,000
12/1/2011	176,000
6/1/2012	184,000
12/1/2012	193,000
6/1/2013	202,000
12/1/2013	211,000

6/1/2014	221,000
12/1/2014	232,000
6/1/2015	243,000
12/1/2015	254,000
6/1/2016	267,000
12/1/2016	279,000
6/1/2017	293,000
12/1/2017	306,000
6/1/2018	321,000
12/1/2018	336,000
6/1/2019	352,000
12/1/2019	369,000
6/1/2020	386,000
12/1/2020	405,000
6/1/2021	424,000
12/1/2021	444,000

The Note of the issue of which this Note is one are payable upon redemption at the above-mentioned office of the Paying Agent.  Notice of redemption setting forth the place of payment shall be mailed as provided in the Resolution.  If notice of redemption shall have been mailed and published as aforesaid, the Note or portions thereof specified in said notice shall become due and payable on the redemption date therein fixed, and if, on the redemption date, moneys for the redemption of all the Note and portions thereof to be redeemed, together with interest to the redemption date, shall be available for such payment on said date, then from and after the redemption date interest on such notes or portions thereof so called for redemption shall cease to accrue and be payable.

It is hereby certified and recited that all conditions, acts and things required bylaw and the Resolution to exist, to have happened and to have been performed precedent to and in the issuance of this Note, exist, have happened and have been performed and that the issue of this Note, together with all other indebtedness of the Issuer, is within every debt and other limit prescribed by the laws of the State of Nebraska.

This Note shall not be entitled to any benefit under the Resolution referred to herein or be valid or become obligatory for any purpose until this Note shall have been authenticated by the execution by the Registrar of the Certificate of Authentication hereon.

IN WITNESS WHEREOF, THE CITY OF ATKINSON, NEBRASKA, has caused this Note to be signed in its name on its behalf by the signature of its Members, and attested by the signature of its Clerk, as of the Original Issuance Date identified above.

ATTEST:	CITY OF ATKINSON, NEBRASKA

By:
Clerk		Mayor

CERTIFICATE OF AUTHENTICATION

This Note is delivered pursuant to the within-mentioned Resolution.

CITY OF ATKINSON, NEBRASKA, City Treasurer, Registrar

Date:	By:
Authorized Signature

ASSIGNMENT

Social Security or Other Identifying Number of Assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Name and Address of Assignee)

the within Note, and does hereby irrevocably constitute and appoint ________________________________________________________________ to transfer said Note on the books kept for registration thereof with full power of substitution in the premises.

Dated:   _________________________________

Signature Guaranteed:  _________________________________________________________

Signature:   __________________________________________________________________

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in very particular, without alteration or enlargement or any change whatever.

Registered		Registered
No. 2		$4,317,965

	UNITED STATES OF AMERICA STATE OF NEBRASKA CITY OF ATKINSON TAXABLE TAX INCREMENT REVENUE NOTE (NEDAK ETHANOL, LLC PROJECT) SERIES 2007B

Maturity Date	Interest Rate	Original Issuance Date
December 31, 2021	0%	June 19, 2007

REGISTERED HOLDER:	NEDAK Ethanol, LLC

PRINCIPAL AMOUNT:	FOUR MILLION THREE HUNDRED SEVENTEEN THOUSAND NINE HUNDRED SIXTY FIVE AND NO/100 DOLLARS

FOR VALUE RECEIVED, the undersigned, The City of Atkinson, Nebraska, a second class city and political subdivision of the State of Nebraska (the “Borrower”), promises to pay to the order of NEDAK Ethanol, LLC, a Nebraska limited liability company (the “Lender”) at 110 East State, P.O. Box 219, Atkinson, Nebraska, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Four Million Three Hundred Seventeen Thousand Nine Hundred Sixty-Five and 00/100 Dollars ($4,317,965.00).  The outstanding principal balance of this Note shall bear interest at the rate of zero percent (0%) per annum until December 31, 2021.  Interest on this Note shall be payable on each June 1 and December 1 beginning on the first June 1 or December 1 after the City of Atkinson, Taxable Tax Increment Revenue Note, Series 2007A (NEDAK Ethanol, LLC Project) (the “Series 2007A Note”) have been fully paid and are no longer outstanding, or shall compound semiannually on such dates and be payable at maturity, and shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  This Note shall be payable as to interest by check or draft mailed to the Person who, at the close of business on the Record Date, is the Owner, provide that payment to any Owner of at least $1,000,000 principal amount of this Note shall be made by wire transfer in immediately available funds.  Principal and interest on the Notes shall be payable in such coin and currency of the United States of America as may be, on the respective dates of the payment thereof, legal tender for the payment of public and private debts at the principal office of the Paying Agent.  Principal and Interest will be paid by check or draft mailed to the holders of the Note in whose name a Note is registered as of the 15th calendar day (whether or not a business day) next preceding the interest payment date at his address as it appears on the registration books of the Registrar.

Lender shall not be entitled to payment of principal and interest or redemption until such time as the Series 2007A Note has been fully paid and is no longer outstanding.  All outstanding principal and interest on this Note shall be due and payable on December 31, 2021 and this Note shall be subject to a balloon payment on December 31, 2021, but also be subject to mandatory redemption payments on each June 1 and December 1 after and only after the Series 2007A Note has been fully paid and is no longer outstanding.  So long as the Borrower’s Series 2007A Note is paid in full, the Borrower may, at its election, from time to time prior to maturity, prepay without penalty all or any portion of the principal indebtedness of this Note.

Demand for payment shall be presumed to have been issued and the entire unpaid principal sum of this Note, together with accrued interest thereon, if any, shall, at the  option of Lender, become immediately due in the event of the occurrence of any one or more of the following events, each of which shall constitute an event of default under this Note: default in the payment of any installment due hereunder continuing for a period in excess of 15 days after receipt of written notice from the Lender to the Borrower; or the filing by the Borrower of a voluntary petition in bankruptcy, or the adjudication of the Borrower as bankrupt; or the failure by Borrower to perform any of the conditions and requirements in any of the security documents given as collateral for this Note including but not limited to that certain Redevelopment Contract between Lender and Borrower dated June 4, 2007 (the “Redevelopment Contract”).

No delay or omission of the holder of this Note to exercise rights hereunder shall impair any such right or power or shall be construed to be a waiver of any such default or any acquiescence therein.  No waiver of any default shall be construed, taken or held to be a waiver of any other default or waiver or acquiescence in or consent to any further or succeeding default of the same nature.  The Borrower waives demand, notice and protest and any defense by reason of extension of time for payment or other indulgence granted by the holder hereof.

As security for the payment of this Note, the Borrower does hereby pledge, assign and grant to the Lender a security interest in all of the Borrower’s rights under that certain Allocation Agreement and Notice of Pledge of Taxes executed by the Borrower and the City of Atkinson, Nebraska.  Borrower shall endorse this Note in favor of Lender.

NOTWITHSTANDING ANY PROVISION IN THE REDEVELOPMENT CONTRACT, THIS NOTE, OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH TO THE CONTRARY, LENDER EXPRESSLY UNDERSTANDS AND AGREES THAT THE REDEVELOPMENT CONTRACT, THIS NOTE AND ALL OTHER DOCUMENTS EXECUTED BY THE BORROWER IN CONNECTION THEREWITH ARE NONRECOURSE AGAINST THE BORROWER AND THE CITY OF ATKINSON, AND NEITHER THE BORROWER, THE CITY, NOR THEIR  OFFICERS, AGENTS OR EMPLOYEES SHALL HAVE ANY OBLIGATION OR LIABILITY WHATSOEVER THEREON OR IN CONNECTION THEREWITH OR IN CONNECTION WITH THE PROJECT EXCEPT, AND EXCLUSIVELY LIMITED TO, THE TIF REVENUES (AS DEFINED IN THE REDEVELOPMENT CONTRACT) RECEIVED BY THE BORROWER.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING.  NEITHER THE TAXING POWER, FUNDS NOR ANY ASSETS OF THE BORROWER OR THE CITY ARE PLEDGED OR SUBJECT TO, OR AVAILABLE FOR REPAYMENT OF, BORROWER’S OBLIGATIONS UNDER THE AGREEMENT OR THIS NOTE.

This Note shall be governed in all aspects by, and construed and enforced in accordance with, governing laws of the State of Nebraska.

IN WITNESS WHEREOF, the Borrower has executed this Note as of the day and year first written above.

ATTEST:	CITY OF ATKINSON, NEBRASKA

By:
Clerk		Mayor

\

CERTIFICATE OF AUTHENTICATION

This Note is delivered pursuant to the within-mentioned Resolution.

CITY OF ATKINSON, NEBRASKA, City Treasurer, Registrar

Date:	By:
Authorized Signature

ASSIGNMENT

Social Security or Other Identifying Number of Assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Name and Address of Assignee)

the within Note, and does hereby irrevocably constitute and appoint ________________________________________________________________ to transfer said Note on the books kept for registration thereof with full power of substitution in the premises.

Dated:   _________________________________

Signature Guaranteed:  _________________________________________________________

Signature:   __________________________________________________________________

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Note in very particular, without alteration or enlargement or any change whatever.